                                                                   EXHIBIT 10.17

                       THIRD AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT


  This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made as of June 1, 2001 and entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a corporation organized and existing under the laws of Delaware (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank") and amends that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998 by and between the Borrower and the Bank (the Second Amended and Restated Credit Agreement, as amended prior to the date hereof, is hereinafter referred to as the "Original Credit Agreement").


                                 W I T N E S S E T H :

  WHEREAS, the Borrower and the Bank entered into the Original Credit Agreement; and

  WHEREAS, upon the request of the Borrower, the Bank has agreed to modify the Original Credit Agreement, all as more particularly set forth herein.

  NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I
                    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                    ---------------------------------------

Section 1.01  Amendments to Section 1.1 of the Original Credit Agreement.  (a)
              ----------------------------------------------------------
The following defined terms and the definitions therefor are hereby added to
Section 1.1 of the Original Credit Agreement and inserted in correct alphabetical order:

          Bridgeville Adjacent Property:  Those certain parcels of ground
          -----------------------------
     located in the Borough of Bridgeville, Upper St. Clair Township, Collier Township and Scott Township, Allegheny County, Pennsylvania and highlighted on Schedule 1.1b attached hereto together with improvements thereto and all appurtenances thereto.

          Bridgeville Property:  Those certain parcels of ground located in the
          --------------------
     Borough of Bridgeville, Upper St. Clair Township, Collier Township and Scott Township, Allegheny County, Pennsylvania and more fully described on
     Schedule 1.1 attached hereto together with improvements thereto and all appurtenances thereto.

          Bridgeville Property Acquisition:  The acquisition by the Borrower of
          --------------------------------
     a fee interest in the Bridgeville Property from AK Steel Corporation on or after the date hereof.

          Third Amendment:  The Third Amendment to Second Amended and Restated
          ---------------
     Credit Agreement entered into by and between the Borrower and the Bank and dated as of June 1, 2001.

          Third Amendment Effective Date: June 29, 2001, or such later date as
          ------------------------------
     all of the conditions set forth in the Third Amendment have either been satisfied by the Borrower or waived in writing by the Bank.

(b) The definition for the following defined terms contained in the Original Credit Agreement are hereby amended and restated in their entirety as follows:

  Permitted Encumbrance:  Any of the following:
  ---------------------

     (i)    The Encumbrances in the Collateral granted to the Bank;

     (ii) Encumbrances for taxes, assessments, governmental charges or levies on any of the Borrower's properties if such taxes, assessments, governmental charges or levies (A) are not at the time due and payable or if they can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings diligently conducted and with respect to which the Borrower has created adequate reserves, and (B) are not pursuant to any Environmental Law;

     (iii) Pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes; provided, however, after the
                                                    --------  -------
  Bridgeville Property Acquisition no such Encumbrance may attach to the Bridgeville Property;

     (iv) Encumbrances arising out of judgments or awards against the Borrower with respect to which enforcement has been stayed and such Person at the time shall currently be prosecuting an appeal or proceeding for review in good faith by appropriate proceedings diligently conducted and with respect to which the Borrower has created adequate reserves or has adequate insurance protection; provided, however, that at no time may the aggregate Dollar amount
              --------  -------
  of such liens exceed $100,000, and after the Bridgeville Property Acquisition no such Encumbrance may attach to the Bridgeville Property;

     (v) Mechanics', carriers', workmen's, repairmen's and other similar statutory liens incurred in the ordinary course of the Borrower's business, so long as the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings diligently conducted; provided, however, after the Bridgeville Property Acquisition no
             --------  -------
  such Encumbrance may attach to the Bridgeville Property;

     (vi) Security interests in favor of lessors of personal property, which property is the subject of a true lease between such lessor and the Borrower;

     (vii)  Encumbrances existing on the Closing Date and listed on

  Schedule 6.3; provided, however, that the Dollar amount of the obligation
  ------------  --------  -------
  secured by an such Encumbrance shall not exceed the amount shown opposite such Encumbrance on Schedule 6.3; and
                      ------------

     (viii) Security interests in favor of lenders whose loans to the Borrower are permitted pursuant to Section 6.1; provided, however,
                                                      --------  -------
  after the Bridgeville Property Acquisition no such Encumbrance may attach to the Bridgeville Property;

          Revolving Credit Termination Date:  April 30, 2003, as such date may
          ----------------------------------
  be extended upon the terms and conditions set forth in Section 2.1f, or if any such day is not a Business Day, the Business Day next preceding such date.

Section 1.02  Amendment to Section 3.4 of the Original Credit Agreement.
              ---------------------------------------------------------

(a) Section 3.4 of the Original Credit Agreement is hereby amended such that the reference in Section 3.4 to Schedule 4.14 is deleted and there is hereby substituted therefor "Schedule 4.13". This amendment is deemed effective as of the Closing Date nunc pro tunc.
                                      ---- --- ----

(b) Section 3.4 of the Original Credit Agreement is hereby amended to add the following proviso to the end of Section 3.4 before the period which ends such Section and such proviso shall read as follows:

     "; provided, however, upon completion of the Bridgeville Property Acquisition, the Borrower shall not be required to grant the Bank a mortgage lien on the fee interest of the Borrower in the Bridgeville Property until the Bank shall request in writing to the Borrower that the Borrower grant the Bank such mortgage lien."

Section 1.03  Amendment to Section 4.20 of the Original Credit Agreement.
              ----------------------------------------------------------
Subsection 4.20(B) of the Original Credit Agreement is hereby amended and restated to read as follows:

     Subsection 4.20(B). There has been no material Contamination or material release of Hazardous Substances, at, upon, under or within any property owned or leased by the Borrower since August 15, 1994, and, to the best of the Borrower's knowledge based exclusively on the Phase I and Phase II environmental site assessments (the Phase II environmental site assets relates only to the Borrower's Titusville property and the Bridgeville Adjacent Property) by Chester Engineers, Inc., Ground Water Technology, Inc., and Crouse & Company, copies of which have been delivered to the Bank, there has been no Contamination or release of Hazardous Substances on any other property that has migrated or threatens to migrate to any property owned or leased by the Borrower except as may be set forth in the Phase II environmental site assessment;

Section 1.04    Amendment to Section 5.9 of the Original Credit Agreement.
                ---------------------------------------------------------
Section 5.9 of the Original Credit Agreement is hereby amended and restated to read as follows:

     5.9    Maintenance of Leases.  The Borrower shall maintain in full
            ---------------------
     force and effect all leases for its real properties, and all other leases for personal property if the failure to maintain such personal property lease would constitute a Material Adverse Change; provided, however, that
                                                       --------  -------
     the provisions of this Section 5.9 shall not prohibit the Borrower (i) from acquiring a fee interest in the Bridgeville Property and (ii) in connection with such acquisition from terminating the Armco Lease.

Section 1.05    Amendment to Section 6.1 of the Original Credit Agreement.
                ---------------------------------------------------------
Section 6.1 of the Original Credit Agreement is hereby amended and restated to read as follows:

     6.1    Indebtedness.  The Borrower shall not nor shall the Borrower
            ------------
     permit Holdings to create, incur, assume, cause, permit or suffer to exist or remain outstanding, any Indebtedness, except for:

     (i)    Indebtedness owed by the Borrower to the Bank;

     (ii)   Indebtedness in existence as of the date hereof as set forth on
  Schedule 6.1, including all extensions and renewals thereof; provided,
  ------------                                                 --------
  however that no such extension or renewal may involve an increase in the
  -------
  principal amount of such Indebtedness or any other significant change in the terms thereof;

     (iii)  Indebtedness due under Governmental Loans; provided, however
                                                       --------  -------
  that (A) the outstanding principal amount of all such Indebtedness shall not exceed, in the aggregate at any one time outstanding, $6,500,000, (B) all such Indebtedness (I) must be subject to an Intercreditor Agreement or (II) be subordinated to the repayment of the Obligations, as to security and repayment, in a manner in form and substance satisfactory to the Bank, and (C) after the Bridgeville Property Acquisition no such Indebtedness may be secured by an Encumbrance on the Bridgeville Property;

     (iv) Indebtedness incurred by the Borrower, other than Indebtedness enumerated in items (i) through (iii) above, incurred after the date hereof; provided, however, that the outstanding principal amount of such
  --------  -------
  Indebtedness shall not exceed, in the aggregate at any one time, $1,500,000, and, provided further however, after the Bridgeville Property Acquisition no such Indebtedness may be secured by an Encumbrance on the Bridgeville Property;

     (v) Subordinated Indebtedness incurred by the Borrower and due to Holdings pursuant to the Holdings Credit Agreement; and

     (vi) Indebtedness incurred to finance a Funded Acquisition which indebtedness, if not a Government Loan, must be subordinated to the Bank as to security and payment in a manner in form and substance reasonably satisfactory to the Bank; provided, however, after the Bridgeville Property Acquisition no
               --------  -------
  such Indebtedness may be secured by an Encumbrance on the Bridgeville
  Property.

Section 1.06    Amendment to Section 6.3 of the Original Credit Agreement.
                ---------------------------------------------------------
Section 6.3 of the Original Credit Agreement is hereby amended and restated to read as follows:

     6.3    Encumbrances.  The Borrower shall not nor shall the Borrower
            ------------
     permit Holdings to create, assume, incur, permit or suffer to exist any Encumbrance upon any of their respective assets and properties, whether tangible or intangible and whether now owned or in existence or hereafter acquired or created and wherever located, nor acquire nor agree to acquire any assets or properties subject to an Encumbrance, except for:

     (i) The security interests granted to the Bank as security for the Obligations, pursuant to Article 3 hereof and the Security Documents;

     (ii)   The Encumbrances in existence as of the date hereof, as listed on
  Schedule 6.3;
  ------------

     (iii)  Permitted Encumbrances; and

     (iv) Encumbrances on real or personal property in favor of sellers, lessors or lenders, in order to secure indebtedness permitted pursuant to items (ii) through (v) of Section 6.1; provided, however, after the Bridgeville Property
                            --------  -------
Acquisition no such Encumbrances may attach to the Bridgeville Property.

Section 1.07    Amendment to Section 6.8 of the Original Credit Agreement.
                ---------------------------------------------------------
Section 6.8 of the Credit Agreement is hereby amended and restated to read as follows:

     6.8    Dispositions of Assets.  The Borrower shall not sell,
            ----------------------
     convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, whether tangible or intangible (including but not limited to sales, assignments, discounts or other dispositions of Accounts, contract rights, Chattel Paper, Equipment or General Intangibles, with or without recourse, and sale/leaseback transactions), except for:

     (i)    any sale of Inventory in the ordinary course of business;

     (ii) any sale, transfer or lease in the ordinary course of business of assets which are no longer necessary or required in the conduct of the Borrower's business; and

     (iii) any sale, transfer or lease of assets in the ordinary course of business which assets are replaced by substitute assets acquired or leased by the Borrower; provided, however, that such substitute assets are subject to a
                --------  -------
  first and prior lien and security interest in favor of the Bank to the extent they are not subject to an Encumbrance in favor of the seller or lessor of such assets.

           The foregoing notwithstanding, (A) Net Cash Proceeds aggregating during the term hereof in excess of $2,500,000 derived from a disposition of assets permitted by items (ii) and (iii) hereof shall be applied to reduce the outstanding principal balance of the Term Loan in accordance with the provisions of Section 2.2c hereof, and (B) nothing set forth in clauses (i), (ii) or (iii) of this Section 6.8 shall permit any sale, conveyance, lease, assignment, abandonment, transfer or other disposition of the Bridgeville Property after the Bridgeville Property Acquisition without the prior written consent of the Bank.

Section 1.08    Amendment to Section 6.16 of the Original Credit Agreement.
                ----------------------------------------------------------
Section 6.16 of the Original Credit Agreement is hereby amended and restated to read as follows:

     6.16   Amendments to Certain Documents.  The Borrower shall not amend in
            -------------------------------
     any material respect its certificate of incorporation, by-laws, or other organizational documents, or the Asset Purchase Agreement, the Armco Lease, the several USWA Agreements, the six and one-third (6 1/3) year power supply contract entered in between the Borrower and Duquesne Light Company on April 30, 1998, without providing at least 10 days' prior written notice to the Bank and, in the event that such amendment would be adverse to the Bank, as determined in the Bank's sole discretion, obtaining the prior written consent of the Bank; provided, however, that the provisions of this
                                  --------  -------
     Section 6.16 shall not prohibit the Borrower (i) from acquiring a fee interest in the Bridgeville Property and (ii) in connection with such acquisition from terminating the Armco Lease.

Section 1.09    Amendment of Schedules to Original Credit Agreement.  The
                ---------------------------------------------------
Schedule 4.20 to the Original Credit Agreement is hereby deleted and there is hereby substituted therefor the Revised Schedule 4.20 attached hereto. The Original Credit Agreement is hereby amended to include the Schedule 1.1 attached to this Third Amendment.

Section 1.10   No Other Amendments.  The amendments to the Original Credit
               -------------------
Agreement set forth herein do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Third Amendment, the provisions of the Original Credit Agreement. The amendments set forth herein do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Bank under the Original Credit Agreement with respect to any such violation. Nothing in this Third Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Bank's exercise of any of its rights and remedies under the Original Credit Agreement or any other document or instrument delivered in connection therewith, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.

                                   ARTICLE II
                    BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                    ---------------------------------------

Section 2.01   Incorporation by Reference.  As an inducement to the Bank to
               --------------------------
enter into this Third Amendment, the Borrower hereby repeats herein for the benefit of the Bank each of the representations and warranties made by the Borrower in the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Third Amendment.


                                 ARTICLE III
                             CONDITIONS PRECEDENT
                             --------------------

Section 3.01  Conditions Precedent.  Each of the following shall be a condition
              --------------------
precedent to the effectiveness of this Third Amendment:

     (a) The Bank shall have received, on or before the Third Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Third Amendment Effective Date and in form and substance satisfactory to the Bank:

          (i)    A duly executed counterpart original of this Third Amendment;

          (ii) A certificate from the Secretary of the Borrower certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Bank are true, complete, and correct;

          (iii) A certificate from the Secretary of the Borrower certifying the corporate resolutions of the Borrower authorizing the execution and delivery of this Third Amendment and the officers of the Borrower authorized to execute and deliver this Third Amendment on behalf of the Borrower; and

          (iv) Such other instruments, documents and opinions of counsel as the Bank shall reasonably require, all of which shall be satisfactory in form and content to the Bank

     (b) The following statements shall be true and correct on the Third Amendment Effective Date and the Bank shall have received a certificate signed by an Authorized Officer of the Borrower, dated the Third Amendment Effective Date, stating that:

          (i) the representations and warranties made pursuant to this Third Amendment and in the other Loan Documents, as amended hereby. are true and correct on and as of the Third Amendment Effective Date as though made on and as of such date;

          (ii) no petition by or against the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

          (iii) no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Third Amendment;

          (iv) no material adverse change in the properties, business, operations, financial condition or prospects of the Borrower has occurred which has not been disclosed in writing to the Bank; and

          (v) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.


                                  ARTICLE IV
                              GENERAL PROVISIONS
                              ------------------

Section 4.01  Ratification of Terms.  Except as expressly amended by this Third
              ---------------------
Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, Encumbrances, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Original Credit Agreement and the other Loan Documents.

Section 4.02  References.  All notices, communications, agreements,
              ----------
certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall include this Third Amendment unless the context requires otherwise. From and after the Third Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the Original Credit Agreement shall be deemed to be references to the Original Credit Agreement, as amended hereby.

Section 4.03  Incorporation Into Original Credit Agreement.  This Third
              --------------------------------------------
Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Third Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

Section 4.04  Counterparts.  This Third Amendment may be executed in different
              ------------
counterparts, each of which when executed by the Borrower and the Bank shall be regarded as an original, and all such counterparts shall constitute one-Third Amendment.

Section 4.05  Capitalized Terms.  Except for proper nouns and as otherwise
              -----------------
defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

Section 4.06  Taxes.  The Borrower shall pay any and all stamp and other taxes
              -----
and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Third Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.07  Costs and Expenses.  The Borrower will pay all costs and expenses
              ------------------
of the Bank (including, without limitation, the reasonable fees and the disbursements of the Bank's counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Third Amendment and the other documents, instruments and certificates delivered in connection herewith.

Section 4.08  GOVERNING LAW.  THIS THIRD AMENDMENT AND THE RIGHTS AND
              -------------
OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

Section 4.09  Headings.  The headings of the sections in this Third Amendment
              --------
are for purposes of reference only and shall not be deemed to be a part hereof.

Section 4.10  Release of Leasehold Mortgage.  The Bank hereby agrees to release
              -----------------------------
the Mortgage on, and as it relates to, the Bridgeville Property in connection with the closing for the Bridgeville Property Acquisition.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Third Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                               UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


/s/ Paul A. McGrath                   By:    /s/ Richard M. Ubinger       (SEAL)
---------------------                     --------------------------------------
Name: Paul A. McGrath                 Name:      Richard M. Ubinger
Title: Secretary                      Title:   Chief Financial Officer

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:     /s/ David B. Gookin         (SEAL)
                                          --------------------------------------
                                      Name:      David B. Gookin
                                      Title:     Vice President

                                  SCHEDULE 1.1

                      DESCRIPTION OF BRIDGEVILLE PROPERTY
                      -----------------------------------


All that certain parcel of ground situate in Collier and Scott Township, Allegheny County, Pennsylvania, being more particularly bounded and described as follows:

     Beginning at a point on the southeasterly right of way line of Vanadium Road (County Road No. 6318), 55 feet wide, at its intersection with the easterly right of way line of Conrail; thence from said point of beginning by the southeasterly right of way line of Vanadium Road in a northeasterly direction by a curve bearing to the left having a radius of 523.22 feet through an arc distance of 32.18 feet; thence by same N 29(degrees) 56' 2O" E a distance of 178.31 feet to a point in Chartiers Creek on the line of lands now or formerly of Pittsburgh and West Virginia Railway Company; thence through Chartiers Creek by the line dividing lands of said Pittsburgh and West Virginia Railway Co. and lands now or formerly of Armco, Inc.

S 20(degrees) 02' 08" E a distance of 252.22 feet to a point; thence through and by same S 31(degrees) 32' 04" E a distance of 659.53 feet to a point in Chartiers Creek at the corner common to lands of said Pittsburgh and West Virginia Railway Co., lands now or formerly of Duquesne Light Co. and lands of said Armco, Inc.; thence through said Chartiers Creek by the line dividing lands of said Duquesne Light Company and lands of said Armco, Inc. the following three
(3) bearing and distances:
     S 05(degrees)  49' 20" E a distance of 149.84 feet;
     S 04(degrees)  29' 18" E a distance of 574.80 feet;
     S 00(degrees) 56' 14' E a distance of 297.78 feet to a point in Chartiers Creek;
thence through said Chartiers Creek and the westerly line of said Armco, Inc. the following three (3) bearings and distances:
     S 05(degrees)  22' 56" W a distance of 366.01 feet;
     S 15(degrees)  42' 56" W a distance of 391.90 feet;
     S 53(degrees) 54' 56" W a distance of 229.55 feet to a point common to lands now or formerly of Lucy Chicci and said Armco, Inc.;
thence by the southerly side of Chartiers Creek by the line dividing lands of said Armco, Inc., lands now or formerly of Peter 0. Calabro and lands now or formerly of Lucy Chicci S 64(degrees) 16' 16" W a distance of 134.28 feet to a point in said creek; thence through Chartiers Creek and the southerly line of said Armco, Inc. the following five (5) bearings and distances:
     N 83(degrees)  29' 03" W a distance of 156.87 feet;
     N 89(degrees)  05' 50" W a distance of 379.53 feet;
     S 89(degrees)  15' 10" W a distance of 70.83 feet;
     S 06(degrees)  59' 10" E a distance of 3.95 feet;
     S 89(degrees)  24' 50" W a distance of 367.59 feet to a point;
thence leaving said creek by the southerly line of said Armco, Inc. N 6(degrees) 59' 10" W a distance of 43.24 feet to a point; thence N 87(degrees) 28' 50" W a distance 682.03 feet to a point; thence S 80(degrees) 10' 10" W a distance of
265.30 feet to a point; thence S 77(degrees) 0l' 10" W a distance of 299.99 feet to point on the southerly right of way line of Conrail; thence by the southerly right of way line of Conrail the following nine (9) bearings and distances:
     N 61(degrees)  22' 10" E a distance of 1722.83 feet;
     S 06(degrees)  59' 10" E a distance of 21.52 feet;
     N 61(degrees)  22' 10" E a distance of 83.08 feet to a point of curve;
     in a northeasterly direction by a curve bearing to the left having a radius of
     1005.37 feet through an arc distance of 543.45 feet;
     N 11(degrees)  23' 44" W a distance of 30.40 feet;
     in a northeasterly direction by a curve to the left having a radius of 985.37 feet through an arc distance of 259.76 feet;
     S 10(degrees)  58' 04" E a distance of 174.60 feet;
     N 2(degrees)  52' 16" E a distance of 627.52 feet;
     N 5(degrees) 59' 44" W a distance of 656.63 feet to the southeasterly right of way line of Vanadium Road at the point of beginning.

Containing an area of 52.484 acres or 2,286,199.11 square feet.

                                      and

All that certain parcel of ground situate in Collier Township, County   of
Allegheny, Commonwealth of Pennsylvania being more particularly bounded and described as follows:

     Beginning at a point common to lands now or formerly of Armco, Inc. northwesterly right of way line of Vanadium Road, 55 feet wide, and the easterly right of way line of lands now or formerly Conrail; thence from said point of beginning by the easterly right of way line of Conrail common to lands now or. formerly of Armco, Inc. N 05(degrees) 59' 44" E a distance of 39.31 feet to a point; thence by same N 12(degrees) 48' 16" E a distance of 239.62 feet to a point at the line dividing lands now or formerly of Pittsburgh and West Virginia Railway company and said lands now or formerly of Armco, Inc.; thence by the line dividing lands now or formerly of Armco, Inc. and lands of said Pittsburgh and West Virginia Railway Company S 20(degrees) 02' 08" E a distance of 122.32 feet to a point on the northwesterly right of way line of Vanadium Road; thence by said right of way line of Vanadium Road S 29(degrees) 56' 20" W a distance of
182.15 feet to the easterly right of way line of Conrail at the point of beginning.

Containing an area of 10,049.13 square feet or 0.231 acre.

                                      and

     All that certain parcel or land situate in the Borough of Bridgeville and Upper St. Clair Township, Allegheny County, Pennsylvania, being more particularly bounded and described as follows:

     Beginning at a point on the northerly right of way line of Union Street, 36 feet wide, at the line dividing Lot Nos. 49 and 50 in the Bridgeville Terrace Plan No. 2 as recorded in the Recorder of Deeds Office of Allegheny County, Pennsylvania in Plan Book Volume 28 Pages 48 and 49; thence from said point of beginning by said dividing line N 5(degrees) 03' 44" W a distance of

162.65 feet to a point; thence by the northerly line of Lot Nos. 50 to 62 inclusive in the said Bridgeville Terrace Plan Nos. 2 and through Chartiers Creek and by the northerly line of lands now or formerly of Armco, Inc. S 88(degrees) 00' 44" E a distance of 423.29 feet to a point in said creek; thence through and by said creek and by the northerly line of lands now or formerly of Armco, Inc. the following five (5) bearings and distances:
     N 87(degrees) 59' 16" E a distance of 270.00 feet;
     S 88(degrees) 25' 44" E a distance cc 750.00 feet:
     S 7(degrees) 55' 00" W a distance or 16.89 feet:
     S 76(degrees) 39' 03" E a distance of 117.41 feet;
     N 59(degrees) 20' 57" E a distance of 19.45 feet to a point at the line dividing lands now or formerly of Armco, Inc. and lands now or formerly or Blanche C. Alston;
thence by said last mentioned dividing line the following four (4) bearings and distances:
     S 12(degrees) 58' 03" E a distance of 96.88 feet;
     S 4(degrees) 05' 57" W a distance of 54.33 feet;
     S 2l(degrees) 02' 03" E a distance of 100.53 feet;
     N 68(degrees) 57' 57" E a distance of 76.29 feet to a point at the line dividing lands now or formerly of Peter O. Calabro and lands of said Armco, Inc.; thence by said last mentioned dividing line in a southerly direction by a curve bearing to the left having a radius of 804.49 feet through an arc distance of 102.03 feet to a point at the line dividing lands of said Armco, Inc. and lands now or formerly of George Rupinsky; thence by said last mentioned dividing line the following four (4) bearings and distances :

     S 68(degrees) 57' 57" W a distance of 96.20 feet;
     S 21(degrees) 02' 03" E a distance of 68.20 feet;
     S 32(degrees) 48' 03" E a distance of 44.30 feet;
     N 59(degrees) 32' 57" E a distance of 119.30 feet to a point on the line dividing lands of said Armco, Inc. and lands of Peter O. Calabro; thence by the line dividing lands now or formerly of Peter O. Calabro, lands now or formerly of Patricia Bianchini and lands of said Armco, Inc. in a southerly direction by a curve bearing to the left having a radius of 804.49 feet through an arc distance of 383.33 feet to a point on the line dividing lands of said Armco, Inc. and lands now or formerly of James R. Dubina; thence by said last mentioned dividing line and through Bower Hill Road, 60 feet wide and extending by the line dividing said Armco, Inc. and lands now or formerly of William J. Bartram S 60(degrees) 21' 57" W a distance of 166.85 feet to a point on the line dividing lands of said Armco, Inc. and lands now or formerly of Robert S. Bedner; thence by said last mentioned dividing line and through said Bower Hill Road N 65(degrees) 53' 03" W a distance of 266.14 feet to a point; thence by same N 30(degrees) 53' 03" W a distance of 135.30 feet to a point; thence still by same S 25(degrees) 05' 57" W a distance of 140.00 feet to a point at the line dividing lands of said Armco Inc. and lands now or formerly of Alice J. Pesavento; thence by said last mentioned dividing line and through said Bower Hill Road N 48(degrees) 55' 03" W a distance of 214.06 feet to a point in said Bower Hill Road; thence through Bower Hill Road and extending by the line dividing lands of said Armco, Inc. and Lot No. 176 in the said Bridgaville Terrace Plan No. 2, N 22(degrees) 39' 03" W a distance of 141.10 feet to a point; thence by the line dividing said Lot No. 176, lands now or formerly of Thomas C. McElwee and lands of said Armco, Inc. N 07(degrees) 55' 00" E a distance of 294.84 feet to a point; thence by the line dividing lands of Armco, Inc. and lands now or formerly of Thomas C. McElwee S 85(degrees) 04' 16" W a distance of 201.51 feet to a point;

thence by same S 75(degrees) 31' 16" W a distance of 162.20 feet to a point; thence by the line dividing lands now or formerly of Thomas C. McElwee, lands now or formerly at John P. Nagy, lands now or formerly of Victoria Berton Yurchey and lands of said Armco, Inc. S 79(degrees) 14' 15" W a distance of
237.50 feet to a point; thence by the line dividing lands of said Victoria Berton Yurchey and lands of said Armco, Inc. N 89(degrees) 04' 44" W a distance of 213.18 feet to a point; thence by same N 84(degrees) 02' 44" W a distance of
229.55 feet to a point on the easterly terminus of Union Street; thence by the easterly terminus of Union Street N 05(degrees) 03' 44" W a distance of 15.00 feet to a point at the southeast corner of Lot No. 62 in said Bridgeville Terrace Plan No. 2; thence by the northerly right of way line of Union Street S 84(degrees) 56' 16" W a distance of 390.00 feet to the line dividing Lot Nos. 49 and 50 in said Bridgeville Terrace Plan No. 2 at the point of beginning.

Containing an area of 349,526.84 square feet or 8.024 acres.

                                      and

All that certain parcel of ground situate in Collier Township, County of Allegheny, Commonwealth of Pennsylvania being more particularly bounded and described as follows:

     Beginning at a point on the northerly right of way line of Mayer street, formerly Roger Street) 50 feet wide, at the line dividing lands now or formerly of Tremonti-Hamlin's, Inc. and lands now or formerly of Armco, Inc.; thence from said point of beginning by said dividing line N 22(degrees) 09' 00" W a distance of 235.90 feet to a paint on the southeasterly right of way line of the Pittsburgh and West Virginia Railway Company; thence by said Railway right of way line the following four (4) bearings and distances:

     N 58(degrees) 16' 00" E a distance of 115.16 feet;
     S 34(degrees) 45' 00" E a distance of 2.49 feet;
     S 12(degrees) 15' 00" E a distance of 35.28 feet,
     N 58(degrees) 16' 00" E a distance of 124.74 feet to a point at the line dividing lands of said Armco, Inc. and lands now or formerly of U.C.B. Federal Credit Union No. 14018;
     thence by said last mentioned dividing line S 32(degrees) 55' 00" E a distance of 154.00 feet to a point; thence by same N 76(degrees) 05' 00" E a distance of 108.40 feet to a point thence by same S 32(degrees) 55' 00"E a distance of 23.16 feet to a point on the northerly right of way line of Mayer street, 40 feet wide; thence by the northerly right of way line of Mayer Street S 57' 05, 00" W a distance of 284.62 feet to a point; thence continuing by S 67(degrees) 51' 00" W a distance of 91.81 feet to the point of beginning.

Containing an area of 62,239.0128 square feet, or 1.4288 acres and

     Beginning at a point on a southerly right of way line of Mayer Street (formerly Rogers Street and Beram Avenue Extension) at the dividing line of Parcel 1 and Parcel 2 in Bridgeville Stainless & Alloy Plant subdivision as recorded in the Recorder's Office of Allegheny County, Pennsylvania in Plan Book Volume 169, pages 148 and 149, thence from said point of beginning along the southerly right away of Mayer Street N 57(degrees) 05' 00" E a distance of
533.18 feet to a point, thence continuing by N 67' 5 1'00" E a distance of
133.39 feet to a point, thence in a
southerly direction along a curve bearing to the east having a radius of 135.16 feet through an arc distance of 153.94 feet to a point of tangency on the southerly private easement of ingress, egress and regress, thence by N 63(degrees) 03' 38" E a distance of 355.62 feet to a point, thence S 34 43' 51 " E a distance of 302.76 feet to a point on the northerly right of way line of the now or formerly Conrail Rail Road line, thence in an easterly direction at S 61(degrees) 22' 10" a distance of 397.31 feet to a point, thence along a tangential radius of 925.37 feet in a northerly direction for an arc length of approximately 380 feet to a point, thence along a line S 31(degrees) 34' 38" a distance of approximately 700 feet to a point, thence in a southerly direction along the dividing line of now or formerly of Pittsburgh and West Virginia Railway S 51(degrees) 30' 00" W a distance of approximately 220 feet to a point, thence in a southerly direction along a line S 31(degrees) 34' 38" E for a distance of approximately 503.86 feet to a point thence by same S 33(degrees) 37' 44" a distance of 17.02 to a point, thence by same S 31(degrees) 47' 53" a distance of 31.95 feet thence by same S 58(degrees) 16' 39" a distance of 95 feet to a point thence in a northerly direction by a line N 31(degrees) 43' 21" a distance of 77.02 to a point thence southerly by line S 58(degrees) 16' 39" a distance of 12.26 feet to a point, thence in a northerly direction by line N 32(degrees) 56' 45" W a distance of 71.43 feet to a point, thence in a southerly direction by line S 58(degrees) 25' 25" W a distance of 67.28 feet to a point, thence by same S 45 00' 13" W a distance of 62.76 feet to a point, thence by same 66(degrees) 34' 01" W a distance of 95.80 to a point, thence in a northerly direction by a line N 36(degrees) 31' 08" W a distance of 108.24 feet to the point of the beginning.

Containing an area approximately 16.331 acres and

     Beginning at a point on the southerly right of way line of Union Street, 36 feet wide, at the line dividing lot numbers 75 and 74 in the Bridgeville Terrace Plan No 2 as recorded in the Recorder of Deeds Office of Allegheny County, Pennsylvania in Plan Book Volume 28 pages 48 and 49; thence from said point of beginning by said dividing line S 05(degrees) 03' 44" E a distance of 105.00 feet to a point, thence in an easterly direction crossing lots 74 through 68 a line S 84(degrees) 56' 16" W a distance of 210 feet to a point, thence in a northerly direction dividing lot 68 from 67 a line S 05(degrees) 03' 44" E a distance of 105.00 feet to the southerly right of way of Union Street a point, thence in a westerly direction a line N 84(degrees) 56' 16" E a distance of
210.00 feet to the point of the beginning.

Containing an area of 22,050 sq. ft or 0.506 acres.

                                      and

Such other parcels of ground situate in the Borough of Bridgeville, Upper St. Clair Township, Collier Township and Scott Township, Allegheny County, Pennsylvania shown on Schedule 1.1a or Schedule 1.1b attached to this Third Amendment within the highlighted areas set forth on such Schedules 1.1a and 1.1b but not more particularly described above in this Schedule 1.1.